SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 1, 2005

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 835-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 1, 2005, the Company issued separate press releases announcing its first quarter 2005 dividend and the meeting date, record date and location of the Company’s 2005 annual shareholders meeting. Copies of these press releases are furnished as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for the purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Innkeepers USA Trust dated March 1, 2005 announcing first quarter 2005 dividend.

99.2	Press Release of Innkeepers USA Trust dated March 1, 2005 announcing meeting date, record date and location of the 2005 annual meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST
(Registrant)

Date: March 1, 2005	By:	/s/ Mark A. Murphy
Mark A. Murphy General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Innkeepers USA Trust dated March 1, 2005 announcing first quarter 2005 dividend.

99.2	Press release of Innkeepers USA Trust dated March 1, 2005 announcing meeting date, record date and location of 2005 annual shareholders meeting